EXHIBIT 10 (i)
--------------

                   FIFTH AMENDMENT TO LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO LOAN AGREEMENT ("Fifth Amendment") is dated as of March 7, 1997 by and between BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust ("Borrower"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("Lender").

     WHEREAS, Borrower and Lender entered into a Loan Agreement dated as of December 1, 1994 (the "Original Loan Agreement") relating to a loan made by Lender to Borrower in the maximum principal amount outstanding at any time not to exceed the lesser of (i) $15,000,000, and (ii) sixty percent (60%) of the Collateral Value of all of the Designated Properties and Designated Debt Instruments, as more fully set forth in the Original Loan Agreement; and

     WHEREAS, Borrower and Lender entered into that certain Amendment to Loan Agreement dated as of December 1, 1994 (the "First
Amendment") pursuant to which certain Designated Properties, Designated Debt Properties and Property Owners were withdrawn from the Original Loan Agreement; and

     WHEREAS, Borrower and Lender entered into that certain Second Amendment to Loan Agreement dated as of December 21, 1994 (the "Second Amendment") pursuant to which a Designated Property and Property Owner were withdrawn from the Original Loan Agreement; and

     WHEREAS, Borrower and Lender entered into that certain Third Amended Loan Agreement dated as of December 18, 1995 (the "Third Amendment") pursuant to which, among other things, Borrower and Lender increased the amount set forth in subclause (i) of the first Recital paragraph herein from $15,000,000 to $30,000,000; and

     WHEREAS, Borrower and Lender entered into that certain Fourth Amendment to Loan Agreement dated as of January 7, 1997 (the "Fourth Amendment") pursuant to which, among other things, (a) Borrower and Lender further changed the amount set forth in subclause (i) of the first Recital paragraph herein to $20,000,000 and (b) the Loan Maturity Date was extended to May 31, 1998, and (c) the Loan Conversion Date was extended to May 31, 1997 (the Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are hereinafter collectively referred to as the "Loan Agreement"); and

     WHEREAS, Borrower and Lender desire to further amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, Borrower and Lender do hereby agree as follows:

1. Definitions. Capitalized terms used in this Fifth Amendment but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

2.    Additional Designated Property; Additional Property Owner.

      a. The property listed on Exhibit "A" attached hereto and made a part hereof (the "Atlanta Designated Property") shall be considered a Designated Property in addition to the Designated Properties previously identified in the Loan Agreement. Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Designated Properties shall be deemed to be made on and as of the date hereof with respect to the Atlanta Designated Property, as if the Atlanta Designated Property were initially included as a Designated Property in the Loan Agreement.

      b. BSRT Phoenix Business Park Corp., an Illinois corporation, being the property owner listed on Exhibit "A" hereto ("Atlanta Property Owner") shall be considered a Property Owner in addition to the initial Property Owners identified in the Loan Agreement (and also, therefore, included within the term Borrowing Entities). Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Property Owners shall be deemed to be made on and as of the date hereof with respect to the Atlanta Property Owner as if the Atlanta Property Owner were initially included as a Property Owner in the Loan Agreement.

      c. The Deed to Secure Debt, Assignment and Security Agreement ("Deed to Secure Debt Assignment and Security Agreement") and Additional Collateral Documents executed pursuant hereto, as they may be amended from time to time, shall be considered a Mortgage and Additional Collateral Documents, respectively, under the Loan Agreement, as amended hereby, in addition to the other Mortgages and Additional Collateral Documents referred to thereunder. Without limiting the generality of the foregoing, all representations, warranties, covenants, agreements and other provisions in the Loan Agreement relating to Mortgages and Additional Collateral Documents shall be deemed to be made on and as of the date hereof with respect to the Deed to Secure Debt, Assignment and Security Agreement and Additional Collateral Documents being executed pursuant hereto.

      d. After giving effect to the provisions of Section 2a and 2b hereof, the Designated Properties, Designated Debt Properties and the Property Owners shall be as set forth on Exhibit "B" attached hereto and made a part hereof.

3. Deliveries. Concurrent herewith, Borrower will deliver or cause to be delivered to Lender the following documents each in form, substance and execution and showing solely matters satisfactory to
Lender:

      a. A Guaranty with respect to payments due under the Note, as amended concurrent herewith, executed by the Atlanta Property Owner identified on Exhibit "A" hereto.

      b. A Deed to Secure Debt, Assignment and Security Agreement executed by the Atlanta Property Owner, subject only to the Permitted Title Exceptions.

      c.   UCC Financing Statements

      d. An Assignment of Leases and Rents, with respect to the Atlanta Designated Property, executed by the Atlanta Property Owner.

      e.   A Pledge of Stock, with respect to the Atlanta Property
Owner.

      f. An Assignment of Licenses and Permits, with respect to the Atlanta Designated Property executed by the Atlanta Property Owner, in favor of Lender and consents thereto by all licensing and permitting authorities.

      g. An Assignment of Management Contract, with respect to the Atlanta Designated Property, executed by the Atlanta Property Owner in favor of Lender and a consent thereto by the managing agent.

      h. An Environmental Indemnity, with respect to the Atlanta Designated Property, executed by Borrower and the Atlanta Property Owner.

      i. An ADA Indemnity, with respect to the Atlanta Designated Property, executed by Borrower and the Atlanta Property Owner.

      j.   A copy of any and all Tenant Leases with the Occupancy
Tenants at the Atlanta Designated Property, certified to Lender by Borrower and the Atlanta Property Owner to be true, correct and complete.

      k.   A copy of the Rent Roll for the Atlanta Designated
Property, certified to Lender by Borrower and the Atlanta Property Owner to be true, correct and complete.

      l. Certified resolutions of the Trustees of Borrower authorizing the execution of this Fifth Amendment, the documents provided herein by Borrower and the Atlanta Property Owner and the rendering of full performance therein.

      m. A certified copy of the Articles of Incorporation and By-Laws of the Atlanta Property Owner, and certified corporate resolutions of the directors thereof, authorizing the execution of the Deed to Secure Debt, Assignment and Security
Agreement, Additional Collateral Documents and/or amendments to any or all of the foregoing.

      n.   Copies of all recorded documents affecting the Atlanta
Designated Property.

      o. Such estoppel certificates, subordination and attornment agreements and other certificates, documents and assurances from and with respect to the Occupancy Tenants at the Atlanta Designated
Property as Lender may require.

      p. Such other papers, instructions and documents as the Title Insurer may require for the issuance of title insurance commitments or interim binders, for a mortgage title insurance policy or policies in such forms and amounts, and with such endorsements as Lender reasonably may require.

      q. Such other documents and instruments as are required pursuant hereto whether as conditions precedent to any of Lender's obligations, or otherwise, or pursuant to any one or more of the Note, Deed to Secure Debt, Assignment and Security Agreement, or any of them, any one or more of the items of Additional Collateral Documents or any amendment to any of the foregoing.

4. Representations and Warranties. Without limitation of any representations and warranties in the Loan Agreement, or of any of the provisions hereof, Borrower hereby represents, warrants and covenants as follows:

      a. All representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.
All such representations and warranties, together with all covenants and agreements of Borrower set forth in the Loan Agreement, are hereby remade on and as of the date hereof.

      b. The Atlanta Property Owner has good and marketable fee simple title to the Atlanta Designated Property, subject only to such exceptions as are shown on Exhibit "C" attached hereto and made a part hereof. Borrower owns all of the issued and outstanding shares of stock of the Atlanta Property Owner, free and clear of any liens, claims or encumbrances (except to the extent shown on stock certificates of the Atlanta Property owner in respect of customary and mandatory restrictions under federal securities laws).

      c. Borrower has delivered to Lender true and correct copies of the Tenant Leases relating to the Atlanta Designated Property. Attached hereto as Exhibit "D" and made a part hereof is a true, correct and complete Rent Roll for the Atlanta Designated Property listing with respect to each Tenant Lease the security deposit, rent expiration date and, if applicable, any renewal options, purchase options, rights of first offer or first refusal, termination rights and co-tenancy provisions, other material conditions.

      d.   The representations and warranties made in Paragraph A of
Article II of the Original Loan Agreement apply to this Fifth
Amendment in the same manner as applicable therein to the Original Loan Agreement, and also apply to the documents being executed pursuant hereto in the same manner as applicable therein to the Note, Reimbursement Agreement, Mortgages and Additional Collateral
Documents.

      The representations and warranties contained in this Fifth
Amendment are true as of the date hereof and will be true and will be deemed remade at and as of the date of any disbursement of the proceeds of the Loan, except for the necessary effect of the transactions contemplated by the Loan Agreement as amended by this Fifth Amendment.

5. Waiver. Borrower hereby joins Atlanta Property Owner in waiving the operation of any applicable statute law or regulation having a contrary effect to the provisions of the paragraph immediately preceding paragraph No. 1 of the Deed to Secure Debt Assignment and Security Agreement.

6. Counterparts. This document may be executed in two (2) or more counterparts, all of which taken together shall constitute one (1) original.

7. Headings. Section headings used herein are for reference and convenience only and are not intended to be substantive and shall not be deemed to limit or otherwise affect the interpretations of this Fifth Amendment.

8. Conflict; Inconsistency. Except as amended by this Fifth Amendment, the Loan Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Fifth Amendment, the terms and provisions of this Fifth Amendment shall control to the extent necessary to resolve such conflict or inconsistency. Upon full execution of this Fifth Amendment, any references herein or elsewhere to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Fifth Amendment.

9. Successors; Assigns; Integration; Law. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made, executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois.

      IN WITNESS WHEREOF the parties have executed this Fifth
Amendment as of the day and year first above set forth.

LENDER:
BORROWER:
AMERICAN NATIONAL BANK AND TRUST
COMPANY OF CHICAGO, a national
banking association
BANYAN STRATEGIC REALTY TRUST, a
Massachusetts business trust
By:  /s/ Marcus K. Babladelis

By:  /s/ Neil D. Hansen
Its:  Vice President
Its:  Vice President

                              EXHIBIT "A"
                      ATLANTA DESIGNATED PROPERTY


      PROPERTY                               PROPERTY OWNER

      Phoenix Business Park                  BSRT Phoenix Business
      2700 Northeast Expressway              Park Corp., an Illinois
      Atlanta, Georgia                       Corporation

                              EXHIBIT "B"
                 TO FIFTH AMENDMENT TO LOAN AGREEMENT


DESIGNATED PROPERTY                  PROPERTY OWNER
Fountain Square Office Building      BSRT Fountain Square Corporation,
(Colonial Penn Building)             an Illinois corporation
(Tampa, Florida)


Buildings A, C, D & F                BSRT Lexington Trust, a
Lexington Business Center            Massachusetts business trust
Lexington, Kentucky
("Kentucky I Property")

Building B                           BSRT Lexington B Corp.,
Lexington Business Center            an Illinois corporation
1300 New Circle Road
Lexington, Kentucky
("Kentucky II Property")

Newtown Distribution Center          BSRT Newtown Trust, a
Lexington, Kentucky                  Massachusetts business trust
("Newtown Property")

Phoenix Business Park                BSRT Phoenix Business Park Corp.,
Atlanta, Georgia                     an Illinois corporation

DESIGNATED DEBT PROPERTY             PROPERTY OWNER

None                                 None

                               EXHIBIT C

(a) Taxes for the year 1997 and subsequent years, not yet due and payable.

(b) Easements to Georgia Power Company, recorded in the aforesaid records:

      a.   Dated March 11, 1980 and recorded in Deed Book 4256, page
457;
      b.   Dated June 26, 1992 and recorded in Deed Book 7337, page
269;
      c. Dated February 18, 1992 and recorded in Deed Book 7337, page 271; and
      d. Dated August 18, 1994 and recorded in Deed Book 8471, page 583.

(c)   Easement between Consolidated Capital Growth Fund and
F.M.I/Equity Shallowford Associates, dated August 11, 1980, recorded September 15, 1980 in Deed Book 4335, page 376, aforesaid records.

(d) Attention is directed to the fact that Interstate Highway 85 is a limited access highway, with points of permitted access to the Highway being controlled by the State Highway Department of Georgia.

(e)   Easement from Century Properties Fund XV to BellSouth
Telecommunications, Inc., dated November 16, 1994, recorded
November 16, 1994 in Deed Book 8383, page 615, aforesaid records.

(f) ALTA/ACSM Land Title Survey prepared for BRST Phoenix Business Park Corp., American National Bank & Trust Company of Chicago and
Chicago Title Insurance Company by Planners and Engineers
Collaborative, dated August 29, 1994, revised October 25, 1996 discloses the following:

      a. 50' buffer area along the southerly and southwesterly portion of the subject property;
      b. 75' building set back line along the westerly and easterly lines of the subject property;
      c. Building "C" located on the subject property violates the 75' building set back line by approximately 45 feet;
      d. Building located in the northerly portion of the subject property violates the 75' building set back line by approximately 19 feet;
      e. 20' side building line along the northeasterly portion of the subject property;
      f. Curbing in the westerly portion of the property encroaches onto the right of way of Johnson Road;

                   SIXTH AMENDMENT TO LOAN AGREEMENT


     THIS SIXTH AMENDMENT TO LOAN AGREEMENT ("Sixth Amendment") is dated as of April 29, 1997 by an between BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust ("Borrower"), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("Lender").

     WHEREAS, Borrower and Lender entered into a Loan Agreement dated as of December 1, 1994 (the "Original Loan Agreement") relating to a loan made by Lender to Borrower in the maximum principal amount outstanding at any time not to exceed the lesser of (i) $15,000,000 and (ii) sixty percent (60%) of the Collateral Value of all of the Designated Properties and Designated Debt Instruments, as more fully set forth in the Original Loan Agreement; and

     WHEREAS, Borrower and Lender entered into that certain Amendment to Loan Agreement dated as of December 1, 1994 (the "First
Amendment") pursuant to which certain Designated Properties, Designated Debt Properties and Property Owners were withdrawn from the Original Loan Agreement; and

     WHEREAS, Borrower and Lender entered into that certain Second Amendment to Loan Agreement dated as of December 21, 1994 (the "Second Amendment") pursuant to which a Designated Property and Property Owner were withdrawn from the Original Loan Agreement; and

     WHEREAS, Borrower and Lender entered into that certain Third Amended Loan Agreement dated as of December 18, 1995 (the "Third Amendment") pursuant to which, among other things, Borrower and Lender increased the amount set forth in subclause (i) of the first Recital paragraph herein from $15,000,000 to $30,000,000; and

     WHEREAS, Borrower and Lender entered into that certain Forth Amendment to Loan Agreement dated as of January 7, 1997 (the "Fourth Amendment") pursuant to which, among other things, (a) Borrower and Lender further changed the amount set forth in subclause (i) of the first Recital paragraph herein to $20,000,000 and (b) the Loan Maturity Date was extended to May 31, 1998, and (c) the Loan Conversion Date was extended to May 31, 1997, and whereas, Borrower and Lender entered into that certain Fifth Amendment to Loan Agreement dated March 7, 1997 (the "Fifth Amendment") pursuant to which, among other things, there was reflected the then current Designated Properties and Property Owners (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, is hereinafter referred to as the "Loan Agreement"); and

     WHEREAS, Borrower and Lender desire to (a) increase the amount set forth in subclause (a) of the fifth Recital paragraph herein from $20,000,000 to $30,000,000, (b) change the date set forth in subclause (b) of the fifth Recital paragraph herein from May 31, 1998 to November 30, 1998, subject to extension to May 31, 1999 as herein provided and (c) further amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, Borrower and Lender do hereby agree as follows:

      1.   Definitions.  Capitalized terms used in this Sixth
Amendment but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. Two Notes. Concurrent herewith, in addition to the Amended and Restated Note, there is being executed a note made by Borrower payable to the order of Lender in the principal amount of Ten Million Dollars ($10,000,000), bearing interest at the same rate as set forth in the Amended and Restated Note, payable on the same date and dates as the Amended and Restated Note is payable on, or such earlier date as is required therein or in the Loan Agreement (which $10,000,000 note, as the same may hereafter by renewed, restated, replaced, extended or amended from time to time, is hereafter referred to as the "$10,000,000 Note").

           In addition to the matters set forth in the Loan Agreement as Events of Default thereunder, the occurrence of a Default under and as defined in either or both of the amended and Restated Note and the $10,000,000 Note shall be an Event of Default under the Loan Agreement, as amended hereby. An Event of Default under and as defined in the Loan Agreement, as amended hereby, shall be deemed to be a Default under each and both of the Amended and Restated Note and the $10,000,000 Note.

           The indebtedness, obligations and liabilities secured or guaranteed by or otherwise referred to in the Mortgages and Additional Collateral Documents shall include:

                 a. the indebtedness, obligations and liabilities evidenced by the $10,000,000 Note (except for the Mortgages and Additional Collateral Documents executed by the Tampa Property Owner, BSRT Fountain Square Corp.);

                 b. the indebtedness, obligations and liabilities evidenced by the Amended and Restated Note; and

                 c. the obligations and liabilities otherwise secured or guaranteed by or referenced in, the said Mortgages and Additional Collateral Documents.

A Default as defined in the Amended and restated Note shall constitute a Default as set forth in the $10,000,000 Note; and a Default as defined in the $10,000,000 Note shall constitute a Default as defined in the Amended and Restated Note. All amounts advanced by Lender to Borrower or otherwise constituting indebtedness of Borrower to Lender shall first be allocated to the Amended and Restated Note and then to the $10,000,000 Note. All amounts paid to Lender in respect of the Loan Agreement shall be allocated and applied, in respect of principal and interest, first to interest on the $10,000,000 Note, second to interest on the Amended and Restated Note, third to principal on the $10,000,000 Note and fourth to principal on the Amended and Restated Note (except that any amounts paid to Lender by or from the Tampa Property Owner (BSRT Fountain Square Corp.) or from foreclosure of or other proceeding against the property owned by it, shall be allocated and applied solely to the Amended and Restated Note).

3. Other Documents. Concurrent herewith Borrower is amending or causing to be amended the Note, the Mortgages and the Additional
Collateral Documents, for the purpose of reflecting the foregoing amendments and other agreements. All references in the Loan
Agreement to:

           a.    the "Note" are hereafter deemed to be references to
(a) the Note as amended and restated by Amended and Restated Note 7 made concurrent herewith by Borrower payable to the order of Lender in the maximum principal amount of $20,000,000, subject to the limitations therein provided, as the same may hereafter be renewed, restated, replaced, extended or amended from time to time, and (b) the $10,000,000 Note, subject to the limitations therein provided, as the same may hereafter be renewed, restated, replaced, extended or amended from time to time.

           b. the "Mortgages" are hereafter deemed to be references to the Mortgages as amended concurrent herewith, as the same hereafter may be amended from time to time, and all Mortgages which are executed and delivered to Lender concurrent herewith and which from time to time hereafter may be executed and delivered to Lender as security for or relating to the indebtedness and obligations as evidenced by any one or more of the Note and Reimbursement Agreement, as defined above, and the Loan Agreement, as amended hereby, all as same may be amended from time to time;

           c. the "Reimbursement Agreement" are hereafter deemed to be references to any one or more Reimbursement Agreements hereafter executed or delivered to Lender in respect of any one or more Letters of Credit hereafter issued by Lender in respect to the Loan Agreement, as amended hereby, as the same may hereafter be amended from time to time; and

           d. the "Additional Collateral Documents" are hereafter deemed to be references to the Additional Collateral Documents as amended concurrent herewith, as the same may hereafter be amended from time to time, and all other mortgages, documents and instruments (other than the Note, Loan Agreement, as amended hereby, Mortgages and Reimbursement Agreement) which are executed and delivered to Lender concurrent herewith and which from time to time hereafter may be executed and delivered to Lender as security for or relating to the indebtedness and obligations evidenced by any one or more of the Note, Loan Agreement and Reimbursement Agreement, as defined above, as same may be amended from time to time.

4. Loan Conversion Date. The definition of "LOAN CONVERSION DATE" set forth in the "DEFINITIONS" section of the Original Loan
Agreement, as amended by the Fourth Amendment, is hereby deleted in its entirety and the following substituted therefor:

           "LOAN CONVERSION DATE. November 30, 1997, or earlier as provided in Paragraph D of Article I hereof.

      The Loan Conversion Date is nevertheless subject to extension as provided in Paragraph 5 hereof.

5. Loan Maturity Date. The definition of "LOAN MATURITY DATE" set forth in the "DEFINITIONS" section of the Original Loan Agreement, as amended by the Fourth Amendment, is hereby deleted in its entirety and the following substituted therefor:

           "LOAN MATURITY DATE. November 30, 1998, being the date upon which the final payment of all principal and interest on the Loan is due. Borrower shall have the right to extend the Loan Maturity Date from November 30, 1998 to May 30, 1999 upon written notice (the "Extension Notice") thereof served upon Lender not earlier than October 1, 1997 nor later than November 15, 1997, subject to satisfaction of the following conditions:

                 (a) On or before the date of the Extension Notice, Borrower or its subsidiary shall have completed the disposition of its interest in "H" Street, Washington, DC property pursuant to an arms-length sale to a non-affiliated purchaser, without Borrower having taken any special charge or downward valuation adjustment against that asset (other than normal depreciation and amortization) from the date prior to the date hereof that Borrower last did so to and including the date of said disposition, or as a result thereof.

                 (b) All dividends declared by Borrower, and amounts distributed by Borrower to shareholders for each of the first three
(3) fiscal quarters of 1997 shall have been exceeded by the Funds from Operations of Borrower for such fiscal quarter.

                 (c) The Extension Notice shall be accompanied by payment of an extension loan fee of $37,500, representing 1/8 of 1% of the $30,000,000 Loan maximum.

                 (d) The Extension Notice shall be accompanied by a certification of the chief financial officer of Borrower that the conditions set forth in (a) and (b) above have been satisfied.

           An extension of the Loan Maturity Date as set forth above shall extend the Loan Conversion Date from November 30, 1997 to
May 31, 1998. The Loan shall nevertheless be due on such earlier date that the Loan is due in the case of an Event of Default or as otherwise provided herein or in the Note or Reimbursement Agreement."

6.    Loan Amount.
           a. In Paragraph A of Article I of the Original Loan Agreement, as amended by the Third Amendment and Fourth Amendment, the phrase "Twenty Million and no/100 Dollars ($20,000,000)" is hereby deleted and the following substituted therefor: "Thirty Million and no/100 Dollars ($30,000,000)".

           b. All references in Paragraph F of Article I of the Original Loan Agreement, as amended by the Third Amendment and Fourth Amendment, to the sum of "$20,000,000" shall be deemed to be references to the sum of $30,000,000".

           c. In Paragraphs A and D of Article I of the Original Loan Agreement, the phrase "Sixty percent (60%) is hereby changed to "Sixty five percent (65%)."

7. Fee. Borrower shall pay to Lender a one time non-refundable commitment and extension fee for the increase of the maximum Loan Amount to $30,000,000 and for the extension of the Loan Maturity Date to May 31, 1999 of One Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($112,500), representing three eighths of one percent (.375%) of the Thirty Million and 00/100 Dollars ($30,000,000) Loan maximum, which shall be due and payable upon execution of this Amendment by Borrower. This fee is in addition to and not in lieu of any Letter of Credit fee, as and when applicable, and the unused facility fee. Pursuant to the terms of the Fourth Amendment, on half (1/2) of the $50,000 commitment fee imposed by the Fourth Amendment (i.e., $25,000) is hereby credited against the said commitment and extension fee herein. Lender is not obligated to grant any additional extensions of the Loan Maturity Date or increase in the maximum Loan Amount.

8.    Total Debt to Total Shareholder's Equity.  The ration of
1.0:1.0 set forth in Paragraph Q(3) of Article III of the Original Loan Agreement, as amended by the Fourth Amendment, is hereby changed to 2.5:1.0.

9.    Additional Designated Property:  Additional Property Owner.

           a. The property listed on Exhibit "A" attached hereto and made a part hereof (the "Illinois Designated Property") shall be considered a Designated Property in addition to the Designated Properties previously identified in the Loan Agreement. Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Designated Properties shall be deemed to be made on and as of the date hereof with respect to the Illinois Designated Property, as if the Illinois Designated Property were initially included as a Designated Property in the Loan Agreement.

           b. BSRT Butterfield Office Plaza, Inc., an Illinois corporation, being the property owner listed on Exhibit "A" hereto ("Illinois Property Owner") shall be considered a Property Owner in addition to the other Property Owners identified in the Loan Agreement (and also, therefore, included within the term Borrowing Entities). Without limiting the generality of the foregoing, and except as specifically set forth herein, all representations, warranties, covenants, agreements and other provisions of the Loan Agreement relating to Property Owners shall be deemed to be made on and as of the date hereof with respect to the Illinois Property Owner as if the Illinois Property Owner were initially included as a Property Owner in the Loan Agreement.

           c. The Mortgage and Additional Collateral Documents executed pursuant hereto, as they may be amended from time to time, shall be considered a Mortgage and Additional Collateral Documents respectively, under the Loan Agreement, as amended hereby, in addition to the other Mortgages and Additional Collateral Documents referred to thereunder. Without limiting the generality of the foregoing, all representations, warranties, covenants, agreements and other provisions in the Loan Agreement relating to Mortgages and Additional Collateral Documents shall be deemed to be made on and as of the date hereof with respect to the said Mortgage and Additional Collateral Documents being executed pursuant hereto.

           d. After giving effect to the provisions of Section 8a and 8b hereof, the Designated Properties and the Property Owners shall be as set forth on Exhibit "B" attached hereto and made a part hereof.

10. Deliveries. Concurrent herewith, Borrower shall deliver or cause to be delivered to Lender the following documents each in form, substance and execution and showing solely matters satisfactory to
Lender:

           a.    Amended and Restate Note; and $10,000,000 Note.

           b. A Guaranty with respect to payments due under the note executed by the Illinois Property Owner identified on Exhibit "A" hereto.

           c. Mortgage executed by the Illinois Property Owner, subject only to the permitted Title Exceptions.

           d.    UCC Financing Statements.

           e. An Assignment of Leases and Rents, with respect to the Illinois Designated Property, executed by the Illinois Property Owner.

           f.    A Pledge of Stock, with respect to the Illinois
Property Owner.

           g. An Assignment of Licenses and Permits, with respect to the Illinois Designated Property executed by the Illinois Property Owner, in favor of Lender and consents thereto by all licensing and permitting authorities.

           h. An Assignment of Management Contract, with respect to the Illinois Designated Property, executed by the Illinois
Property Owner in favor of Lender and a consent thereto by the managing agent.

           i. An Environmental Indemnity, with respect to the Illinois Designated Property, executed by Borrower and the Illinois Property Owner.

           j.    An ADA Indemnity, with respect to the Illinois
Designated Property, executed by Borrower and the Illinois Property
Owner.

           k. A copy of any and all Tenant Leases with the Occupancy Tenants at the Illinois Designated Property, certified to Lender by Borrower and the Illinois Property Owner to be true, correct and complete.

           l. A copy of the Rent Roll for the Illinois Designated Property, certified to Lender by Borrower and the Illinois Property Owner to be true, correct and complete.

           m. Certified resolutions of the Trustees of Borrower authorizing the execution of this Sixth Amendment, the documents provided herein by Borrower and the Illinois Property Owner and the rendering of full performance therein.

           n. A certified copy of the Articles of Incorporation and By-Laws of the Illinois Property Owner, and certified corporate resolutions of the directors thereof authorizing the execution of the Mortgage, Additional Collateral Documents and/or amendments to any or all of the foregoing.

           o. Copies of all recorded documents affecting the Illinois Designated Property.

           p. Such estoppel certificates, subordination and attornment agreements and other certificates, documents and assurances from and with respect to the Occupancy Tenants at the Illinois Designated Property as Lender may require.

           q. Such other papers, instructions and documents as the Title Insurer may require for the issuance of title insurance commitments or interim binders, for a mortgage title insurance policy or policies in such forms and amounts, and with such endorsements as Lender reasonably may require.

           r.    Amendment to Documents - For Recording; and
Amendment to Documents - Not for Recording, regarding existing documents for each Designated property existing as such prior to this date.

           s. Such other documents and instruments as are required pursuant hereto whether as conditions precedent to any of Lender's obligations, or otherwise, or pursuant to any one or more of the Note, Mortgage, or any of them, any one or more of the items of Additional Collateral Documents or any amendment to any of the foregoing.

11. Representation and Warranties. Without limitation of any representations and warranties in the Loan Agreement, or of any of the provisions hereof, Borrower hereby represents, warrants and covenants as follows:

           a. All representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof. All such representations and warranties, together with all covenants and agreements of Borrower set forth in the Loan Agreement, are hereby remade on and as of the date hereof.

           b. The Illinois Property Owner has good and marketable fee simple title to the Illinois Designated Property, subject only to such exceptions as are shown on Exhibit ("C") attached hereto and made a part hereof. Borrower owns all of the issued and outstanding share of stock of the Illinois Property Owner, free and clear of any liens, claims or encumbrances (except to the extent shown on stock certificates of the Illinois Property owner in respect of customary and mandatory restrictions under federal securities laws).

           c. Borrower has delivered to Lender true and correct copies of the Tenant Leases relating to the Illinois Designated Property. Attached hereto as Exhibit "D" and made a part hereof is a true, correct and complete Rent Roll for the Illinois Designated Property listing with respect to each Tenant Lease the security deposit, rent, expiration date and, if applicable, any renewal options, purchase options, rights of first offer or first refusal, termination rights and co-tenancy provisions, other material conditions.

           d. The representations and warranties made in Paragraph A of Article II of the Original Loan Agreement apply to this Sixth Amendment in the same manner as applicable therein to the Original Loan Agreement, and also apply to the documents being executed pursuant hereto in the same manner as applicable therein to the Note, Reimbursement Agreement, Mortgages and Additional Collateral Documents.

      The representations and warranties contained in this Sixth
Amendment are true as of the date hereof and will be true and will be deemed remade at and as of the date of any disbursement of the proceeds of the Loan, except for the necessary effect of the transactions contemplated by the Loan Agreement as amended by this Sixth Amendment.

12.   Intentionally deleted.

13. Counterparts. This document may be executed in two (2) or more counterparts, all of which taken together shall constitute one (1) original.

14. Headings. Section headings used herein are for reference and convenience only and are not intended to be substantive and shall not be deemed to limit or otherwise affect the interpretation of this Sixth Amendment.

15. Conflict; Inconsistency. Except as amended by this Sixth Amendment, the Loan Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Loan Agreement and the terms and provisions of this Sixth Amendment, the terms and provisions of this Sixth Amendment shall control to the extent necessary to resolve such conflict or inconsistency. Upon full execution of this Sixth Amendment, any references herein or elsewhere to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Sixth Amendment.

16. Successors; Assigns, Integration; Law. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made, executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois.


     IN WITNESS WHEREOF the parties have executed this Sixth
Amendment as of the day and year first above set forth.

LENDER:                              BORROWER:

AMERICAN NATIONAL BANK AND TRUST     BANYAN STRATEGIC REALTY TRUST, a
COMPANY OF CHICAGO, a national       Massachusetts business trust
banking association


By:                                  By:

      Its:                                Its:

                              EXHIBIT "A"
                     ILLINOIS DESIGNATED PROPERTY


      PROPERTY                       PROPERTY OWNER

      Butterfield Office Plaza       BSRT Butterfield Office
      2625 Butterfield Road          Plaza, Inc., an Illinois
      Oak Brook, Illinois  60521     corporation

                              EXHIBIT "B"
                 TO SIXTH AMENDMENT TO LOAN AGREEMENT


DESIGNATED PROPERTY                  PROPERTY OWNER

Fountain Square Office Building      BSRT Fountain Square Corporation,
(Colonial Penn Building (Tampa,      an Illinois corporation
Florida)

Buildings A, C, D & F                BSRT Lexington Trust, a
Lexington Business Center            Massachusetts business trust
Lexington, Kentucky
("Kentucky I Property)

Building B                           BSRT Lexington B Corp., an
Lexington Business Center            Illinois corporation
1300 New Circle Road
Lexington, Kentucky
("Kentucky II Property")

Newtown Distribution Center          BSRT Newtown Trust, a
Lexington, Kentucky                  Massachusetts business trust
("Newtown Property")

Phoenix Business Park                BSRT Phoenix Business Park Corp.,
Atlanta, Georgia                     an Illinois corporation

Butterfield Office Plaza             BSRT Butterfield Office Plaza,
Oak Brook, Illinois                  Inc. an Illinois corporation

DESIGNATED DEBT PROPERTY             DESIGNATED DEBT PROPERTY OWNER

None                                 None

                              EXHIBIT "C"
                      PERMITTED TITLE EXCEPTIONS



1.    TAXES FOR THE YEARS 1996 AND 1997.

      TAXES FOR THE YEARS 1996 AND 1997 ARE NOT YET DUE AND PAYABLE.

      PERMANENT INDEX NUMBER:  06-28-202-017.

      NOTE:  TAXES FOR THE YEAR 1995, AMOUNTING TO $274,312.68 ARE
PAID OF RECORD.

      (AFFECTS EAST 595.85 FEET MEASURED ON NORTH BY EAST 481.92 FEET MEASURED ON SOUTH LYING WEST OF OAK BROOK DEVELOPMENT COMPANY
SUBDIVISION NO. 2 IN NORTHEAST 1/4 SECTION 28, TOWNSHIP 39 NORTH,
RANGE 11, OF LOT 1 IN BUTLER COMPANY M-1 INC. ASSESSMENT PLAT)

2. GRANT DATE DECEMBER 30, 1965 AND RECORDED FEBRUARY 9, 1966 AS DOCUMENT R66-4660, FROM CHICAGO TITLE AND TRUST COMPANY, A CORPORATION OF ILLINOIS, AS TRUSTEE UNDER TRUST AGREEMENT DATED JUNE 8, 1964 AND KNOWN AS TRUST NUMBER 46960 TO THE COMMONWEALTH EDISON COMPANY, A CORPORATION OF ILLINOIS, FOR A PERPETUAL RIGHT, EASEMENT, PERMISSION AND AUTHORITY TO CONSTRUCT, ERECT, OPERATE, USE, MAINTAIN, RELOCATE, RENEW AND REMOVE OVERHEAD ELECTRIC TRANSMISSION LINES, INCLUDING STEEL POLES, WIRES, CABLES, ANCHORS, UNDERGROUND COUNTERPOLES, AND NECESSARY FIXTURES AND APPURTENANCES ATTACHED THERETO, IN, ON, UNDER, OVER, THROUGH, ALONG AND ACROSS THE PREMISES OF GRANTOR AND AS SHOWN ON THE PLAT OF OAK BROOK INTERNATIONAL OFFICE CENTER SUBDIVISION, RECORDED JANUARY 3, 1972 AS DOCUMENT R72-4.

3. EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO, CONTAINED IN THE GRANT RECORDED AS DOCUMENT R70-7381, AFFECTING THE SLY 10 FEET OF THE LAND.

4. EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN ALL EQUIPMENT NECESSARY FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO, CONTAINED IN THE GRANT RECORDED AS DOCUMENT R72-56745, AFFECTING THE A 10 FOOT STRIP OF LAND SHOWN ON EXHIBIT "A" ATTACHED THERETO AND MADE A PART THEREOF.

5. COVENANTS AND RESTRICTIONS (BUT OMITTING ANY SUCH COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP,
FAMILIAR STATUS OR NATIONAL ORIGIN UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (A) IS EXEMPT UNDER CHAPTER 42, SECTIONS 3607 OF THE UNITED STATES CODE OR (B) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS), CONTAINED IN INSTRUMENT RECORDED AS DOCUMENT R71-36695, RELATING TO ARCHITECTURAL CONTROL, SIGNS AND USE TOGETHER WITH SUCH FURTHER PROVISIONS CONTAINED THEREIN.

      NOTE: SAID INSTRUMENT CONTAINS NO PROVISION FOR A FORFEITURE OF OR REVERSION OF TITLE IN CASE OF BREACH OF CONDITION.

6. THE LAND LIES WITHIN THE HINSDALE SANITARY DISTRICT, WHICH HAS ACCEPTED FEDERAL GRANTS FOR SEWAGE TREATMENT WORKS PURSUANT TO PUBLIC LAW 92-500. FEDERAL LAW REQUIRES A USER CHARGE SYSTEM SEPARATE FROM GENERAL AD VALOREM PROPERTY TAXES.

7. (A) TERMS, PROVISIONS, AND CONDITIONS RELATING TO THE EASEMENT DESCRIBED AS PARCELS 2 AND 3 CONTAINED IN THE INSTRUMENT CREATING
SAID EASEMENT.

      (B) RIGHTS OF THE ADJOINING OWNER OR OWNERS TO THE CONCURRENT USE OF SAID EASEMENT.

8. EASEMENT AGREEMENT RECORDED JANUARY 24, 1968 AS DOCUMENT R68-2840, IN FAVOR OF NORTHERN ILLINOIS GAS COMPANY AND THE
COMMONWEALTH EDISON COMPANY, FOR THE PURPOSE OF INSTALLING AND MAINTAINING ALL EQUIPMENT NECESSARY FOR SERVING THE LAND AND OTHER PROPERTY WITH ELECTRICAL SERVICE, TOGETHER WITH RIGHT TO OVERHANG AERIAL SERVICE WIRES AND THE RIGHT OF ACCESS THERETO, AS DEPICTED ON EXHIBIT "A" ATTACHED THERETO AND MADE A PART THEREOF.

9. EXISTING UNRECORDED LEASES AND ALL RIGHTS THEREUNDER OF THE LESSEES AND OF ANY PERSON OR PARTY CLAIMING BY, THROUGH OR UNDER THE LESSEES PER RENT ROLL ATTACHED, WITH NO RIGHTS OF RENEWAL EXCEPT AS SHOWN THEREON, AND NO RIGHTS OF FIRST REFUSAL, OPTIONS TO PURCHASE OR OTHER PURCHASE RIGHTS.

                              EXHIBIT "D"
               PROPERTY RENT ROLL AS OF JANUARY 8, 1997
                                ATLANTA